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                                                               WARRANT NO. E __

                         INSIGNIA FINANCIAL GROUP, INC.

                               WARRANT AGREEMENT

THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, MORTGAGED, PLEDGED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM AND ARE SUBJECT TO OTHER RESTRICTIONS ON TRANSFER SET FORTH HEREIN. BY HIS ACCEPTANCE HEREOF, THE HOLDER OF THIS AGREEMENT REPRESENTS THAT HE IS ACQUIRING SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TOWARD THE DISTRIBUTION OR RESALE THEREOF.

     WARRANT AGREEMENT, dated as of January 14, 2000 (this "Agreement"), by and between Insignia Financial Group, Inc. (the "Company") and _________ (the "Executive").

                             Preliminary Statement

     The purpose of this Agreement is to evidence the grant of a warrant to purchase common stock of the Company to the Executive, who is a key employee of the Company. The general purpose of the grant is to promote the interests of the Company and its stockholders by providing to the Executive additional incentives to continue and increase his efforts with respect to, and to remain in the employ of, the Company.

     The Board of Directors and the Compensation Committee of the Board of Directors of the Company (the "Committee") have authorized the granting to the Executive of a warrant (the "Warrant") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth below. The Committee shall have the authority to administer and interpret the terms of this Agreement.

     Accordingly, the parties hereto agree as follows:

     1. Grant of Warrant. Subject in all respects to the terms and conditions set forth herein, the Executive is hereby granted a Warrant to purchase from the Company up to _______




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shares of Common Stock at a price per share of $8.00 (the "Exercise Price").
This Agreement shall be numbered and registered on the books of the Company.

     2. Exercise. The Warrant shall vest and become exercisable at the rate of _______ shares per month on the first day of each month commencing February 1, 2000, and continuing for 34 months thereafter, with a final installment of ______ shares to vest and become exercisable on January 1, 2003.

     There shall be no proportionate or partial vesting in the period prior to each monthly vesting date, provided that the Warrant will become fully vested and immediately exercisable in full if (i) the Executive's employment with the Company terminates due to his death or a Disability Termination Event (as defined in the Executive's employment agreement), or (ii) there is an Extraordinary Transaction, Influence Change Event or Extraordinary Stock Event (each term as defined in the Executive s employment agreement). The Committee, at any time before expiration of the Warrant, may, in its sole discretion, accelerate the time or times at which the Warrant may be exercised, including, without limitation, whether or not to vest the Warrant upon a Termination Without Cause (as defined in the Executive's employment agreement).

     The Executive may exercise the Warrant in whole or in part at any time and from time to time prior to the expiration of the Warrant as provided herein by serving written notice of such exercise on the Committee accompanied by payment in full of the aggregate Exercise Price. The Company will not be under obligation to deliver to the Executive any Common Stock unless and until all legal matters in connection with the issuance and delivery of the Common Stock have been approved by the Company's counsel. Payment of the aggregate Exercise Price shall be made in a manner acceptable to the Committee, in its sole discretion, and payment shall generally be made in cash or in shares of Common Stock which the Executive has owned for at least six months (and for which the Executive has good title free and clear of any liens and encumbrances) based on the fair market value of the Common Stock on the payment date as determined by the Committee (or any combination thereof) against delivery of the shares of Common Stock.

     The Company shall not be required to issue fractional shares of Common Stock on the exercise of the Warrant. If any fractional share of Common Stock would, except for this provision, be issuable upon the exercise of the Warrant, the Company shall pay an amount in cash equal to the current fair market value of such fractional share of Common Stock.

     3. Termination. (a) In the event of termination of employment with the Company other than due to death, a Disability Termination Event or an Extraordinary Transaction, Influence Change Event or Extraordinary Stock Event prior to complete exercise of the Warrant, the Warrant shall expire on the earlier of (i) the fifth (5th) anniversary of the date of this Agreement, or
(ii) three (3) months following such termination.

     (b) In the event of termination of employment due to death or a Disability Termination Event, the Warrant shall expire on the earlier of (i) the fifth
(5th) anniversary of the date of this Agreement, or (ii) one (1) year following such termination.

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     (c) In the event of an Extraordinary Transaction, Influence Change Event
or Extraordinary Stock Event (regardless of whether the Executive's employment terminates), the Warrant shall remain exercisable for the remaining term of the Warrant.

     (d) Notwithstanding Sections (a), (b) and (c) above, if the Executive is Terminated For Cause (as defined in the Executive's employment agreement), the Warrant shall immediately expire.

     4. Term. Subject to the provisions of Section 3, the Warrant will expire on the fifth (5th) anniversary of the date of this Agreement.

     5. Character of Shares. Shares of Common Stock deliverable under the terms of this Agreement shall be shares of Common Stock held in the Company's treasury.

     6. Reservation of Shares. The Company shall at all times reserve a number of shares of Common Stock held in the Company's treasury equal to the maximum number of shares of Common Stock that may be subject to the Warrant.

     7. Restriction on Transfer of Warrant. The Warrant is not transferable otherwise than by will or under the applicable laws of descent and distribution. During the lifetime of the Executive, the Warrant may be exercised only by the Executive or the Executive's guardian or legal representative. In addition, the Warrant shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Warrant shall not be subject to execution, attachment or similar process. Any other attempt to transfer, assign, negotiate, pledge or hypothecate the Warrant shall be void.

     8. Restrictions on Transfer of Shares of Common Stock. Neither any of the shares of Common Stock purchased upon exercise of the Warrant, nor any interest therein, may be sold, transferred, or otherwise disposed of in the absence of registration or qualification, as the case may be, of the same under the Securities Act and applicable state securities laws, or an exemption therefrom.

     Unless the sale of the shares of Common Stock to be purchased upon exercise of the Warrant is registered pursuant to an effective registration statement under the Securities Act at the time of such exercise, each certificate for shares of Common Stock initially issued upon exercise of the Warrant shall bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, MORTGAGED, PLEDGED, OR OTHERWISE DISPOSED OF IN THE ABSENCE

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          OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. BY ITS ACCEPTANCE
          HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TOWARD THE DISTRIBUTION OR RESALE THEREOF."

     9. Investment Letter. Unless the sale of the shares of Common Stock to be purchased upon exercise of the Warrant is registered pursuant to an effective registration statement under the Securities Act at the time of such exercise, prior to the delivery to the Executive of certificates or other documents representing the shares of Common Stock, the Executive will execute and deliver to the Company a letter, in form and substance satisfactory to the Company, containing the following representations, warranties, covenants, and agreements:

     (a) The Executive is acquiring the shares of Common Stock for his own account (and not for the account of others), for investment purposes only, and not with a view toward the resale or distribution thereof;

     (b) By virtue of the Executive's position, he has access to the same kind of information which would be available in a registration statement filed under the Securities Act and he has received copies of all Reports on Forms 10-K, 10-Q, and 8-K, and other forms, required to be filed and filed by the Company with the Securities and Exchange Commission;

     (c) The Executive understands that he may not sell or dispose of the shares of Common Stock in the absence of either a registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act and applicable state securities laws;

     (d) The Executive understands and agrees that if he should decide to dispose of or transfer any of the shares of Common Stock, he may dispose of them (i) only in compliance with the Securities Act as then in effect, and (ii) upon delivery to the Company of an opinion, in form and substance reasonably satisfactory to the Company, or recognized securities counsel to the effect that the disposition or transfer is to be made in compliance with all applicable federal and state securities laws; and

     (e) The Executive understands that stop transfer instructions to the foregoing effect will be in effect with respect to the shares of Common Stock.

     10. Rights as a Stockholder. The Executive shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Warrant until the Executive shall have become the holder of record of the shares of Common Stock, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares of Common Stock.

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     11. Provisions of Employment Agreement Control. This Agreement is intended to incorporate the provisions of the Executive's employment agreement, where applicable. In the event a conflict between this Agreement and the employment agreement should arise, the relevant terms of the employment agreement shall apply, be controlling and be deemed to be incorporated herein.

     12. Adjustment Upon Changes in Capitalization. The Committee may make or provide for such adjustments in the maximum number of shares of Common Stock specified in Section 1, in the number of shares of Common Stock covered by the Warrant granted hereunder, and/or in the Exercise Price applicable to the Warrant or such other adjustments in the number and kind of securities received upon the exercise of the Warrant, as the Committee in its sole discretion may determine is equitably required to prevent dilution or enlargement of the rights of the Executive or to otherwise recognize the effect that otherwise would result from any stock split, stock dividend, combination or reclassification of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. If any merger, consolidation or similar transaction affects the Common Stock subject to the unexercised or unvested portion of the Warrant, the Committee or a committee of the board of directors of any surviving or acquiring corporation shall take such action as is equitable and appropriate to substitute a new warrant for the Warrant or to assume the Warrant in order to make such new or assumed warrant, as nearly as may be practicable, equivalent to the Warrant.

     13. Non-alienation of Benefits. Except as provided herein, no right or benefit under this Agreement shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

     14. Termination and Amendment. Subject to the Executive's consent as described below, the Board of Directors of the Company may at any time terminate, modify or amend this Agreement in such respects as it shall deem advisable; provided, however, that any such termination, modification or amendment shall comply with all applicable laws, applicable stock exchange listing requirements and applicable requirements for exemption (to the extent necessary) under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). No termination, modification or amendment of this Agreement may, without the consent of the Executive, adversely affect the rights of the Executive with respect to the Warrant. With the consent of the Executive, the Committee may agree to cancel the Warrant and issue a new warrant in substitution therefor, provided that the new warrant shall satisfy all of the requirements of this Agreement as of the date such new warrant is granted.

     15. Withholding. The Company shall have the right to deduct from any payment to be made to the Executive, or to otherwise require, prior to the delivery of any shares of Common


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Stock or the payment of any cash hereunder, payment by the Executive of, any federal, state or local taxes required by law to be withheld. The Committee may in its discretion permit any such withholding obligation with regard to the Executive to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned by the Executive. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Executive.

     16. No Obligation to Continue Employment. This Agreement does not guarantee that the Company will employ the Executive for any specific time period, nor does it modify in any respect the Company's right to terminate or modify the Executive's employment or compensation.

     17. Effectiveness of the Agreement. This Agreement is effective as of the date first set forth above.

     18. Separability. This Agreement shall be administered in accordance with Rule 16b-3 under the Exchange Act. If any of the terms and provisions of this Agreement conflict with the requirements of Rule 16b-3 under the Exchange Act, then such terms and provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

     19. Non-exclusivity of this Agreement. The execution of this Agreement by the Company shall not be construed as creating any limitations on the power of the Board of Directors of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash, and such arrangements may be either generally applicable or applicable only in specific cases.

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     20. Exclusion from Pension and Profit-Sharing Computation. By acceptance of the Warrant, the Executive shall be deemed to have agreed that the Warrant is special incentive compensation and that it will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company. In addition, each beneficiary of the Executive shall be deemed to have agreed that the Warrant will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Executive which is payable to such beneficiary under any life insurance plan covering employees of the Company.

     21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

     22. Notices. Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):

                  If to the Company, to:

                           Insignia Financial Group, Inc.
                           200 Park Avenue
                           New York, New York 10166
                           Attn:  General Counsel

                  If to the Executive, to:

                           the address indicated after his signature at the end of this Agreement.


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    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                  INSIGNIA FINANCIAL GROUP, INC.

                                  By:
                                     ----------------------------------
                                     Authorized Officer

                                  EXECUTIVE

                                  By:
                                    -------------------------------
                                     Name:
                                     Social Security No.:
                                     Address:


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                                   SCHEDULE I

NAME                WARRANT NO.         DATE           PRICE    NO. OF SHARES
----                -----------         ----           -----    -------------

Andrew L. Farkas        E 1            1/14/00         $8.00       500,000
James A. Aston          E 2            1/14/00         $8.00       200,000
Frank M. Garrison       E 3            1/14/00         $8.00       200,000
Ronald Uretta           E 4            1/14/00         $8.00       200,000
                                                                   -------
                                                TOTAL            1,100,000
                                                                 =========



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